SCHEDULE OF OTHER CURRENT ASSETS (Details) - Nonrelated Party [Member] - USD ($) $ in Thousands		Jun. 30, 2025	Dec. 31, 2024
Defined Benefit Plan Disclosure [Line Items]
Prepayments for materials		$ 4,478	$ 5,107
Prepayments for R&D		99	97
Prepayments for utilities		197	550
Other prepayments		399	326
Deductible value-added tax input		292	154
Other receivables	[1]	21,104	1,504
Subtotal		26,569	7,738
Less: allowance for bad debts		(418)	(401)
Net balance		$ 26,151	$ 7,337

[1]	Considering the repayment of loans and the payment of employee benefits, FAW Jilin has disposed a land use right in May 2025. As of June 30, 2025, there were still US$17.85 million that have not been received yet.